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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 15, 2001

                            TELOCITY DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                             333-94271                                77-046792
(State or other jurisdiction of         (Commission File Number)             (IRS Employer Identification No.)
 incorporation)

                           10355 North DeAnza Blvd.
                          Cupertino, California 95014
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (408) 863-6600


                                 Not Applicable
         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

   In accordance with the terms of the convertible subordinated note
(the "Note") issued by Telocity Delaware, Inc. ("Telocity" or the "Company") to Hughes Electronics Corporation ("Hughes") in connection with the December 21, 2000 Agreement and Plan of Merger by and among Telocity, Hughes and DIRECTV Broadband Inc. ("DIRECTV"), Hughes has agreed to provide Telocity with up to $20 million in unsecured interim financing. On February 13, 2001, Telocity delivered written notice to Hughes of its intent to draw down $10 million under the Note. On February 16, 2001, pursuant to the terms of the Note, Telocity received from Hughes $10 million of the $20 million line of credit authorized under the Note. In the future, Telocity will access this interim financing on an "as needed" basis. A copy of the Note is included as an exhibit to the Schedule TO previously filed by Hughes on February 1, 2001.

   On January 25, 2001, Telocity released financial results for the fourth quarter and year-ended December 31, 2000. Telocity has revised its financial results for the fourth quarter and year ended December 31, 2000 to record additional non-cash compensation charges of $6.1 million related to the rescission of the exercise of certain employee stock options through the issuance of full recourse notes. The revised financial results are included herein. The financial results announced on January 25, 2001 were prepared prior to the availability of the guidance contained in EITF Topic No. D-93, "Accounting for the Rescission of the Exercise of Employee Stock Options" which was published on February 1, 2001 and clarified the accounting for rescinded stock compensation awards. This guidance is applicable to calendar year 2000 rescissions, and, accordingly, the Company has revised its financial results to reflect this latest guidance.

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                           TELOCITY (DELAWARE), INC.
                             Financial Highlights
            (Dollars in thousands, except share and per share data)
                                  (unaudited)

                                                               Three Months Ended                    Twelve Months Ended
                                                              12/31/00           9/30/00             12/31/00          9/30/00
Revenues                                                   $     4,659       $     2,851          $     9,352      $     4,822

Operating Expenses:
Network and products costs                                      10,064             8,228               29,090           22,705
Sales, general and administrative                               23,615            18,357               89,739           80,819
Research and Development                                         4,246             4,873               18,336           16,516
Amortization of stock based compensation                        20,685             6,607               32,778           14,172
Depreciation and amortization                                    5,477             4,811               15,592           11,115
  Total operating expenses                                     (64,087)           42,876              185,535          145,327
Loss from operations                                           (59,428)          (40,025)            (176,183)        (140,505)

Net interest income (expense)                                      636             1,379                2,794            1,470
Net loss                                                   $   (58,792)      $   (38,646)         $  (173,389)     $  (139,035)

Basic and diluted net loss per common share (1)                 $(0.76)           $(0.51)              $(2.89)          $(3.62)
Weighted average shares used in computing net loss
 per share                                                  76,983,273        75,529,306           60,079,659       43,127,459

Pro Forma Information:
Pro forma net loss (2)                                     $   (38,107)      $   (32,039)         $  (140,611)     $  (124,863)
Diluted pro forma net loss per share (3)                        $(0.50)           $(0.42)              $(1.94)          $(1.98)
Shares used in computing diluted pro forma net loss
 per share (3)                                              76,983,273        75,529,306           72,405,384       63,160,175

Other Data:
EBITDA (4)                                                 $   (33,266)      $   (28,607)         $  (127,813)     $  (115,218)

(1) Basic and diluted net loss per share is after taking effect of deemed dividend and accretion on mandatorily redeemable convertible preferred stock of $341,000 and $16,750,000 for the quarters ended March 31, 2000, and December 31, 1999, respectively.
(2) Pro forma net loss excludes the effect of the amortization of deferred stock compensation, deemed dividend and accretion on mandatorily redeemable convertible preferred stock.
(3) Diluted pro forma net loss per share, assumes the conversion of Telocity's preferred stock, which converted to common stock upon the closing of its initial public offering, as if the conversion occurred as of the beginning of the period or the date of issuance, if later.
(4) EBITDA is defined as earnings (losses) before interest, taxes, depreciation, amortization, non-cash stock based compensation and other non-operating income or expenses.


                                                           December 31          December 31
                                                               2000               1999
Selected Balance Sheet Data:
Cash and cash equivalents (A)                                $ 44,398            $ 66,978
Working capital                                                (2,159)             53,729
Net property and equipment                                     46,028              22,272
Total assets                                                  133,060             140,071
Current liabilities                                            52,923              20,275
Long-term obligations                                           7,124              12,058
Total stockholders' equity                                   $ 73,013            $107,738

(A) Cash and cash equivalents at December 31, 2000 includes restricted cash of $5,976,000.


                                     # # #
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Telocity Delaware, Inc.


Date:  February 16, 2001               By:/s/ Scott Martin
                                          ------------------------------
                                          Scott Martin
                                          Executive Vice President, Chief
                                          Administrative
                                          Officer and Corporate Secretary